                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Sun Microsystems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             SUN MICROSYSTEMS, INC.
                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 11, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders ("Annual Meeting") of Sun Microsystems, Inc. ("Company"), a Delaware corporation, will be held at the Company's Menlo Park offices at 10 Network Circle (Building 10), Willow Road at Bayfront Expressway, Menlo Park, California on Wednesday, November 11, 1998. The Annual Meeting will begin promptly at 10:00 a.m. (registration will begin at 9:00 a.m.), local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected;

     2. To approve an amendment to the Company's 1990 Long-Term Equity Incentive Plan in order to increase the number of shares reserved for issuance thereunder by 18,000,000 shares of Common Stock to an aggregate of 119,400,000 shares;

     3. To approve an amendment to the Company's 1988 Directors' Stock Option Plan in order to decrease the number of shares of Common Stock subject to the one-time automatic nonemployee director grant (granted on the date of the initial appointment of a director who is not affiliated with an entity having an equity investment in the Company) from 80,000 shares to 30,000 shares; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on September 15, 1998 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a Proxy.

                                          Michael H. Morris
                                          Secretary

Palo Alto, California
October 2, 1998

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED
                               TO COMPLETE, SIGN
    AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE
                               ENCLOSED ENVELOPE.

                             SUN MICROSYSTEMS, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Sun Microsystems, Inc. ("Company") for use at the 1998 Annual Meeting of Stockholders ("Annual Meeting") to be held Wednesday, November 11, 1998. The Annual Meeting will begin promptly at 10:00 a.m. (registration will begin at 9:00 a.m.), local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of the Annual Meeting. The Annual Meeting will be held at the Company's Menlo Park offices at 10 Network Circle (Building
10), Willow Road at Bayfront Expressway, Menlo Park, California. The Company's principal executive offices are located at 901 San Antonio Road, Palo Alto, California 94303 and its telephone number is (650) 960-1300. These proxy solicitation materials were mailed on or about October 2, 1998, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

     Stockholders of record at the close of business on September 15, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At such Record Date, 381,262,063 shares of the Company's Common Stock, $0.00067 par value, were outstanding. The closing sales price for the Company's Common Stock on the Record Date, as reported by the Nasdaq National Market, was $49.00 per share. The Company was aware of no beneficial owners of more than 5% of its Common Stock as of the Record Date.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     On all matters other than the election of directors, each share has one vote. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $7,000 for its services and will reimburse Skinner & Co. for certain out-of-pocket expenses estimated to be not more than $15,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The Company is soliciting proxies from stockholders who are U.S. employees of the Company electronically through the Internet.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than June 3, 1999 in order to be considered for possible inclusion in the Proxy Statement and form of Proxy relating to that Meeting.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

GENERAL

     A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the Proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting (neither of which events is expected), the proxies will be voted for such nominee as shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the Proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the Proxy holders.

VOTE REQUIRED

     Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors (seven) to be elected multiplied by the number of shares held by such stockholder on the Record Date or may distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than seven candidates. However, no stockholder shall be entitled to cumulate votes unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the stockholder's votes.

     A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy for the transaction of business at the Annual Meeting. If a quorum is present, the seven nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of directors.

     The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

     MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

NOMINEES

     The names of the nominees, their ages at the Record Date and certain other information about them are set forth below:

                                                                                             DIRECTOR
        NAME OF NOMINEE            AGE                 PRINCIPAL OCCUPATION                   SINCE
        ---------------            ---                 --------------------                  --------
Scott G. McNealy                   43     Chairman of the Board of Directors, President        1982
                                          and Chief Executive Officer, Sun Microsystems,
                                          Inc.
L. John Doerr                      47     General Partner, Kleiner Perkins Caufield &          1982
                                          Byers, a venture capital investment firm
Judith L. Estrin                   43     Chief Technology Officer, Senior Vice                1995
                                          President, Cisco Systems, Inc., a networking
                                          company
Robert J. Fisher                   44     Executive Vice President and Director, The Gap,      1995
                                          Inc. and President, Gap Division, a retail
                                          clothing company
Robert L. Long                     61     Independent Management Consultant                    1988
M. Kenneth Oshman                  58     Chairman of the Board of Directors, President        1988
                                          and Chief Executive Officer, Echelon
                                          Corporation, a provider of control network
                                          technologies
A. Michael Spence                  54     Dean, Graduate School of Business, Stanford          1990
                                          University

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation set forth above during the past five years. There is no family relationship between any director and any executive officer of the Company.

     Mr. Doerr is also a director of Amazon.com, Inc., At Home Corporation, Intuit, Inc., Macromedia, Inc., Netscape Communications Corporation, ONSALE, Inc. He is also a member of the Compensation Committee of Intuit, Inc., Macromedia, Inc. and Netscape Communications Corporation.

     Ms. Estrin has served as Chief Technology Officer, Senior Vice President, Cisco Systems, Inc., since April 1998. Prior to that time, she served as the President and Chief Executive Officer of Precept Software, Inc. from March 1995 to April 1998. From September 1994 to March 1995, Ms. Estrin was a Computer Industry Consultant. From October 1993 to September 1994, Ms. Estrin was the Chief Executive Officer of Network Computing Devices, Inc. ("NCD"), a supplier of X-terminals and PC-to-UNIX connectivity software. From July 1988 to October 1993, Ms. Estrin served as the Executive Vice President of NCD. Ms. Estrin is also a director of Federal Express Corporation, Rockwell International, Inc., and The Walt Disney Company.

     Mr. Fisher has served as Executive Vice President, The Gap, Inc. ("The Gap") and President, Gap Division since April 1997. From November 1995 to April 1997, he served as Executive Vice President and Chief Operating Officer of The Gap. From July 1993 to November 1995, he served as Executive Vice President and Chief Financial Officer of The Gap. From August 1992 to July 1993 he served as Executive Vice President of The Gap. Mr. Fisher is also on the Board of Directors of The Gap.

     Mr. Long retired from Eastman Kodak Company in December 1991 and is currently an independent management consultant.

     Mr. Oshman is also a director of Knight-Ridder, Inc. and CMC Industries, Inc. and a member of the Compensation Committee of CMC Industries, Inc.

     Mr. Spence is also a director of General Mills, Inc., Bank of America Corporation, Nike, Inc., and Siebel Systems, Inc.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors held a total of nine meetings during the fiscal year ended June 30, 1998. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee currently consists of Messrs. Long (Chairman) and Spence and Ms. Estrin, and held six meetings during the fiscal year ended June 30, 1998. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. During the entire fiscal year ended June 30, 1998, the Compensation Committee consisted of Messrs. Doerr (Chairman), Fisher and Oshman. The Compensation Committee reviews and approves the Company's executive compensation policies and, on certain occasions, administers the Company's employee stock option and stock purchase plans. The Compensation Committee held five meetings during the fiscal year ended June 30, 1998. See "Report of Compensation Committee of the Board on Executive Compensation." The Nominating Committee currently consists of Mr. Oshman (Chairman) and held no meetings during the fiscal year ended June 30, 1998. The Nominating Committee reviews and makes recommendations regarding candidates for service on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. Any such recommendations should be submitted in writing to the President or Secretary of the Company at the Company's principal executive offices.

     During the fiscal year ended June 30, 1998, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he or she served, except that Mr. Doerr attended 64% of the aggregate number of meetings of the Board of Directors and the Compensation Committee (the committee of the Board on which he served).

DIRECTOR COMPENSATION

     The Company pays fees of $1,750 per month to each of its nonemployee directors and reimburses such directors for his or her travel expenses. In addition, the chairman of each committee of the Board of Directors is entitled to receive $1,500 for each meeting of his or her committee which he or she attends.

     Additionally, the nonemployee directors of the Company participate under the Company's 1988 Directors' Stock Option Plan (the "Directors' Option Plan"), as adopted by the Board of Directors and approved by the stockholders in October 1988, which provides for the grant of nonstatutory stock options to nonemployee directors. Under the Directors' Option Plan, each nonemployee director who is a partner, officer or director of an entity having an equity investment in the Company is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock of the Company on the date on which such person becomes a director. Currently, each nonemployee director who is not, on the date of his or her appointment to the Board of Directors, affiliated with an entity having an equity investment in the Company, is automatically granted a nonstatutory stock option to purchase 80,000 shares of Common Stock on the date on which such person becomes a director of the Company. However, at the Annual Meeting, the stockholders are being asked to vote in favor of decreasing the number of shares subject to this initial automatic grant from 80,000 shares to 30,000 shares, see "Proposal III -- Amendment to the 1988 Directors' Stock Option Plan." Following each nonemployee director's initial appointment, each such director is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock of the Company on the date of each Annual Meeting of Stockholders at which such nonemployee director is re-elected to serve on the Board of Directors, provided that, on such date, he or she has served on the Board of Directors for at least six months. The Directors' Option Plan provides that the exercise price of the options granted thereunder shall be equal to the fair market value of the Common Stock on the date of grant of the option. Options granted pursuant to the Directors' Option Plan have a term of five years and are exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. Options granted pursuant to the Directors' Option Plan may be exercised only while the optionee is a director of the Company or within six months after termination of service as a director due to death or disability or within ninety days after the optionee ceases to serve as a director of the Company for any other reason. For a more detailed description of the Directors' Option Plan, see "Proposal
III -- Amendment to the 1988 Directors' Stock Option Plan."

     During the last fiscal year, each of the nonemployee directors of the Company was granted an option to purchase 20,000 shares of the Company's Common Stock, at an exercise price of $31.75 per share. During the last fiscal year Messrs. Doerr, Long, Oshman, and Spence exercised options to purchase an aggregate of 122,730 shares of the Company's Common Stock at exercise prices ranging from $6.1562 to $8.5937 per share, for an aggregate net realized gain of $3,862,049 based on the closing price of the Company's Common Stock on the date of exercise as reported on the Nasdaq National Market. See the table "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" for a summary of Mr. McNealy's option exercises.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     At June 30, 1998, the Compensation Committee consisted of Messrs. Doerr, Fisher and Oshman. In June 1996, the Company entered into a Limited Partnership Agreement ("LP Agreement") with KPCB Java Associates L.P., a California limited partnership, as general partner ("KPCB Java"), and certain other limited partners (the "Partnership"). Pursuant to the LP Agreement, the Company agreed to make capital contributions of $16,000,000 in the aggregate to the Partnership over a period of time in accordance with the terms of the LP Agreement and, in addition, to pay a management fee to KPCB VIII Associates, L.P., a California limited partnership and a general partner of KPCB Java ("KPCB VIII"), equal to $320,000 on an annual basis (the "Management Fee"). Mr. Doerr, a director of the Company was a member of the Compensation Committee during the fiscal year ended June 30, 1998 and is a general partner of KPCB VIII. Other than the foregoing, the Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported by the Securities and Exchange Commission rules and no current or former officer of the Company serves on its Compensation Committee.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group:

                                                                                APPROXIMATE
                                                           NUMBER OF SHARES     PERCENTAGE
                          NAME                            BENEFICIALLY OWNED       OWNED
                          ----                            ------------------    -----------
Scott G. McNealy(1).....................................       8,527,110           2.23%
Lawrence W. Hambly(2)...................................         486,313           *
Michael E. Lehman(3)....................................          94,943           *
William J. Raduchel(4)..................................          94,024           *
Edward J. Zander(5).....................................         537,258           *
L. John Doerr(6)........................................         369,812           *
Judith L. Estrin(7).....................................          75,000           *
Robert J. Fisher(8).....................................          92,200           *
Robert L. Long(9).......................................          76,692           *
M. Kenneth Oshman(10)...................................         540,400           *
A. Michael Spence(11)...................................          45,500           *
All current directors and executive officers as a group
  (34) persons(12)......................................      12,763,882           3.31%

---------------
  *  Less than 1%.

 (1) Includes 1,353,600 shares issuable upon exercise of options held by Mr. McNealy exercisable at or within 60 days of the Record Date.

 (2) Includes 391,036 shares issuable upon exercise of options held by Mr. Hambly exercisable at or within 60 days of the Record Date.

 (3) Includes 73,000 shares issuable upon exercise of options held by Mr. Lehman exercisable at or within 60 days of the Record Date.

 (4) Includes 86,024 shares issuable upon exercise of options held by Mr. Raduchel exercisable at or within 60 days of the Record Date.

 (5) Includes 484,400 shares issuable upon exercise of options held by Mr. Zander exercisable at or within 60 days of the Record Date and 1,400 shares held by minor children.

 (6) Includes 70,000 shares issuable upon exercise of options held by Mr. Doerr granted pursuant to the Directors' Option Plan and exercisable at or within 60 days of the Record Date.

 (7) Includes 75,000 shares issuable upon exercise of options held by Ms. Estrin granted pursuant to the Directors' Option Plan and exercisable at or within 60 days of the Record Date.

 (8) Includes 75,000 shares issuable upon exercise of options held by Mr. Fisher granted pursuant to the Directors' Option Plan and exercisable at or within 60 days of the Record Date.

 (9) Includes 50,000 shares issuable upon exercise of options held by Mr. Long granted pursuant to the Directors' Option Plan and exercisable at or within 60 days of the Record Date.

(10) Includes 35,000 shares issuable upon exercise of options held by Mr. Oshman granted pursuant to the Directors' Option Plan and exercisable at or within 60 days of the Record Date.

(11) Includes 35,000 shares issuable upon exercise of options held by Mr. Spence granted pursuant to the Directors' Option Plan and exercisable at or within 60 days of the Record Date.

(12) Includes 4,068,020 shares issuable upon exercise of options held by directors and executive officers exercisable at or within 60 days of the Record Date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and as to each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, and information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                              -------------------------------------
                                               ANNUAL COMPENSATION                    AWARDS              PAYOUTS
                                      -------------------------------------   -----------------------    ----------
             (A)               (B)       (C)           (D)           (E)         (F)                                      (I)
                                                                    OTHER     RESTRICTED      (G)           (H)        ALL OTHER
                                                                   ANNUAL       STOCK      SECURITIES       LTIP        COMPEN-
          NAME AND                                                 COMPEN-     AWARD(S)    UNDERLYING     PAYOUTS       SATION
     PRINCIPAL POSITION        YEAR   SALARY($)    BONUS($)(1)    SATION($)   ($)(2)(3)    OPTIONS(#)       ($)         ($)(4)
     ------------------        ----   ---------    -----------    ---------   ----------   ----------    ----------    ---------
Scott G. McNealy.............  1998   $698,846(5)  $  998,760(5)     --               --    400,000      $1,209,608(6)  $3,446
  Chairman of the Board,       1997    650,000(7)   1,916,850(7)     --               --    300,000         386,943(8)   6,000
  President and Chief          1996    600,000(7)   1,698,240(7)     --               --    300,000(9)           --      2,000
  Executive Officer
Lawrence W. Hambly...........  1998    374,654(5)     173,891        --               --     60,000         222,451(6)   5,399
  President, Enterprise        1997    360,000(7)     345,033        --               --     80,000         107,472(8)   6,000
  Services                     1996    350,000(7)     272,426        --               --    100,000(9)           --      3,163
Michael E. Lehman............  1998    496,019        302,185(5)     --               --    100,000         311,424(6)   6,400
  Vice President, Corporate    1997    380,000        364,202(7)     --               --     85,000          60,894(8)   6,000
  Resources and Chief          1996    320,000        249,075        --               --    140,000(9)           --      4,554
  Financial Officer
William J. Raduchel..........  1998    391,288        229,480        --               --     75,000         278,063(6)   6,400
  Chief Strategy Officer       1997    370,000        354,617        --               --     75,000          71,648(8)   6,000
                               1996    350,000        272,426        --               --    110,000(9)           --      4,231
Edward J. Zander.............  1998    665,192        522,467(5)     --       $1,020,296    200,000         333,676(6)   6,400
  Chief Operating Officer      1997    550,000        527,134        --               --    130,000         179,120(8)   6,000
                               1996    450,000        350,262        --               --    200,000(9)           --      3,153

---------------
(1) Amounts stated include bonus amounts earned in fiscal 1998 by the executive officers and paid in fiscal 1999. See also footnotes (5), (7) and (8) below.

(2) The value of a restricted stock award is determined by (i) multiplying the number of shares subject to such award by the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant of such award and (ii) subtracting any consideration paid.

(3) As of June 30, 1998, 1,646,240 shares of the Company's restricted Common Stock were outstanding, having an aggregate value of $71,508,550. As of June 30, 1998, Mr. Lehman held 10,000 shares of restricted Common Stock having an aggregate value of $434,368, which shares are subject to the Company's Repurchase Option, which expires as to all of such shares on February 16, 1999. As of June 30, 1998, Mr. Zander held 45,000 shares of restricted Common Stock having an aggregate value of $1,954,657, which shares are subject to the Company's Repurchase Option, which expires as to 20,000 of such shares on February 16, 1999, as to 12,500 of such shares on July 12, 2000 and as to the remaining 12,500 shares on January 12, 2003. For purposes hereof, the aggregate value of shares of restricted Common Stock held by an executive officer is calculated based on the closing price of the Company's Common Stock as reported on June 30, 1998 on the Nasdaq National Market, less any consideration paid. Additionally, for purposes hereof, the Company's "Repurchase Option," referenced above, refers to the option of the Company to repurchase such shares of the restricted Common Stock at the original purchase price paid by the executive officer upon termination of such officer's employment prior to the applicable vesting dates. All of the above executive officers will receive the same dividends on all shares of restricted Common Stock as received by all other stockholders of the Company; however, the Company has never paid and does not currently anticipate paying any cash dividends in the foreseeable future.

(4) Amounts stated reflect contributions made by the Company to such executive officer's account under the Company's 401(k) Plan.

(5) Mr. McNealy elected to defer 50% of his salary from July 1997 through December 1997, 80% of his salary from January 1998 through June 1998 and 100% of his FY'98 bonus until he retires, as defined in the Company's Non-Qualified Deferred Compensation Plan; Mr. Hambly elected to defer 28% of his salary from July 1997 through December 1997 and $62,504 of his salary from January 1998 through June 1998 until he retires, as defined in the Company's Non-Qualified Deferred Compensation Plan; Mr. Lehman elected to defer $50,000 of his FY'98 bonus until he retires, as defined in the Company's Non-Qualified Deferred Compensation Plan; Mr. Zander elected to defer 100% of FY'98 bonus until January 2007. For a description of the Non-Qualified Deferred Compensation Plan, see "Report of Compensation Committee of the Board on Executive Compensation -- Long-Term Incentives -- Deferred Compensation Plan."

(6) This dollar amount reflects the amount earned by such executive officer in connection with the vesting of certain Book Value Units ("BVUs") granted to the officer under the 1990 Long-Term Equity Incentive Plan. These BVUs were granted in December 1990, became fully vested on July 1, 1998 and are payable in cash only. The BVUs accrue value based on the Company's reported fiscal year end earnings per share amounts. The amount listed is the current value attributable to the fully-vested BVUs on the Record Date. These BVUs continue to accrue value until exercised. An executive officer may exercise all or a portion of his or her BVUs until the end of the permitted exercise period, which is August 31, 2000. The executive officers are under no obligation to exercise the units immediately, however, any units not exercised by August 31, 2000 will be automatically paid.

(7) Mr. McNealy elected to defer 50% of his FY'97 salary until he retires, 100% of his FY'97 bonus until he retires, 50% of his salary from January 1996 through June 1996 until he retires and 100% of his FY'96 bonus until January 1999; Mr. Hambly elected to defer 28% of his FY'97 salary and 28% of his salary from January 1996 through June 1996 until he retires, as defined in the Company's Non-Qualified Deferred Compensation Plan; Mr. Lehman elected to defer $40,000 of his FY'96 bonus until he retires. For a description of the Non-Qualified Deferred Compensation Plan, see "Report of Compensation Committee of the Board on Executive Compensation -- Long-Term
    Incentives -- Deferred Compensation Plan."

(8) Amount stated reflects the earned payment of certain "EPS Growth Awards" granted in November 1991 by the Company to certain key employees, including executive officers. These EPS Growth Awards were payable in cash only and were valued based on the Company achieving certain financial results over the course of two performance periods (the two and one-half year period that began on the date of grant and ended June 30, 1994 and the three-year period thereafter which ended June 30, 1997), and were paid on September 12, 1997.

(9) Options were awarded on July 17, 1996 and relate to performance of executive officers during FY'96.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1998 to the executive officers named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

           (A)                                                 (D)            (E)
                                (B)            (C)                                       POTENTIAL REALIZABLE VALUE
                             NUMBER OF      % OF TOTAL                                    AT ASSUMED ANNUAL RATES
                            SECURITIES       OPTIONS                                    OF STOCK PRICE APPRECIATION
                            UNDERLYING      GRANTED TO                                      FOR OPTION TERM (1)
                              OPTIONS      EMPLOYEES IN   EXERCISE PRICE   EXPIRATION   ----------------------------
          NAME             GRANTED(#)(2)   FISCAL YEAR     ($/SH)(3)(4)       DATE         5% ($)         10% ($)
          ----             -------------   ------------   --------------   ----------   ------------    ------------
Scott G. McNealy.........     400,000         2.9%            $43.63        6/17/08     $10,974,147     $27,810,762
Lawrence W. Hambly.......      60,000          0.4             43.63        6/17/08       1,646,122       4,171,614
Michael E. Lehman........     100,000          0.7             40.81        1/12/08       2,566,661       6,504,451
William J. Raduchel......      75,000          0.5             40.81        1/12/08       1,924,995       4,878,338
Edward J. Zander.........     200,000          1.4             40.81        1/12/08       5,133,322      13,008,902

---------------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not represent an estimate by the Company of future stock price growth.

(2) All stock options granted have ten year terms and become exercisable with respect to 20% of the shares covered thereby beginning one year after the date of grant and 20% on each anniversary date thereafter, with full vesting occurring on the fifth anniversary of the date of grant. See also "Employment Contracts and Change-In-Control Agreements."

(3) The exercise price and tax withholding obligations may be paid in cash and, subject to certain conditions or restrictions, by delivery of already owned shares, pursuant to a subscription agreement or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(4) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the Nasdaq National Market on the date of grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth for each of the executive officers named in the Summary Compensation Table above, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1998 and the value of options held at fiscal year-end:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

            (A)                     (B)              (C)                    (D)                         (E)
                                                                         NUMBER OF
                                                                        SECURITIES                   VALUE OF
                                                                        UNDERLYING                  UNEXERCISED
                                                                        UNEXERCISED                IN-THE-MONEY
                                                                        OPTIONS AT                  OPTIONS AT
                              SHARES ACQUIRED       VALUE           FISCAL YEAR-END(#)         FISCAL YEAR-END($)(1)
            NAME              ON EXERCISE(#)    REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----              ---------------   --------------   -------------------------   -------------------------
Scott G. McNealy............     1,200,000       $45,107,070        1,133,600/1,330,000       $38,921,410/$22,728,145
Lawrence W. Hambly..........             0                 0           307,036/ 383,000        10,521,168/  8,520,694
Michael E. Lehman...........       127,420         4,485,128            37,000/ 448,000           932,750/  8,986,382
William J. Raduchel.........       119,000         4,665,093            76,024/ 422,000         2,048,712/  9,523,195
Edward J. Zander............        80,000         3,316,254           411,260/ 735,200        13,664,035/ 14,233,912

---------------
(1) Market value of underlying securities at exercise date or fiscal year end, as the case may be, minus the exercise price.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company currently has no employment contracts with any of the Company's executive officers named in the Summary Compensation Table above. The Company did, however, adopt an executive management group change-of-control plan in October 1990 and, accordingly, has entered into "change-of-control" agreements with each of the named executive officers. Certain immaterial changes were made to these agreements in November 1996. Pursuant to these agreements, each such officer is eligible to receive, in the event that his or her employment is terminated within one year following a change-of-control of the Company, other than for just cause (as defined), death, disability (as defined), retirement or resignation other than for good reason (as defined), an amount equal to two and one-half times his or her annual compensation (or, in the case of Mr. McNealy, an amount equal to three times his annual compensation), continuation of health benefits and group term life insurance for twenty-four months thereafter and the acceleration of vesting for all options held. For purposes hereof, "annual compensation" means wages, salary and incentive compensation for the calendar year immediately preceding the year in which the above-described severance payment becomes payable. In addition, pursuant to the terms of these agreements, a "change-of-control" includes (i) a merger or acquisition of the Company resulting in a 50% or greater change in the total voting power of the Company immediately following such transaction, or (ii) certain changes in the majority composition of the Board of Directors during a thirty-six month period, not initiated by the Board of Directors. Additionally, under the Company's Non-Qualified Deferred Compensation Plan, in the event of a participant's death (except in certain circumstances), a participant's beneficiaries are entitled to receive an amount equal to the participant's account balance plus two times the amount of compensation the participant deferred under the plan. See "Report of Compensation Committee of the Board on Executive Compensation" for a description of the Non-Qualified Deferred Compensation Plan.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     In October 1996, Alan Baratz, a corporate executive officer of the Company, received a loan from the Company in the amount of $500,000, bearing interest at a rate of 6.72% per annum, with principal and interest payable in full in October 2001. This loan was made to Mr. Baratz to finance the purchase of his residence. As of fiscal year end, the entire $500,000 principal amount remained outstanding.

     As part of the executive management group change-of-control plan adopted in October 1990, the Company entered into individual change-of-control agreements with each of its corporate executive officers, in addition to the executive officers named in the Summary Compensation Table, containing substantially the same terms as the change-of-control agreements described under the heading "Employment Contracts and Change-In-Control Arrangements."

     The Company also adopted the Executive Change of Control Severance Plan ("Severance Plan") in June 1990. This Severance Plan was amended in November 1996, renamed the Vice President Change of Control Plan and currently covers all employees who are Vice Presidents of the Company (and are not otherwise covered above). The Severance Plan provides that in the event that any such individual is terminated within one year after the date of any "change-of-control," other than for just cause (as defined), death, voluntary retirement at or after age 65, total or permanent disability or voluntary resignation, such individual is entitled to two times his or her annual compensation, continuation of health benefits, group term life insurance for twenty-four months and the acceleration of vesting for all options held. For purposes of this Severance Plan, a "change-of-control" is defined similarly as described under the heading "Employment Contracts and Change-In-Control Arrangements."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 1998, except that Chester J. Silvestri, a former officer of the Company, filed one Form 4 after the applicable deadline.

                        REPORT OF COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to compensation paid to such executive officers for the fiscal year ended June 30, 1998. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

COMPENSATION PHILOSOPHY

     The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee (the "Committee") sets the Company's compensation policies applicable to the executive officers, including the Chief Executive Officer, and evaluates the performance of such officers. The Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Committee has adopted the following guidelines for compensation decisions:

     - Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

     - Align all pay programs with the Company's annual and long-term business strategies and objectives.

     - Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

     The Committee has also determined that it would be in the best interests of stockholders to establish certain stock ownership guidelines for its executive officers (as well as for the members of the Board of Directors and certain other individuals to be determined by the Committee). These guidelines would provide that all of the covered individuals would be required to hold a certain number of shares of the Company's Common Stock over a period of time. The exact details of these guidelines (including the required share amounts) are currently being determined by the Committee and will be finalized and instituted in the second quarter of fiscal 1999.

COMPONENTS OF EXECUTIVE COMPENSATION

     The Compensation Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

     - Base Salary

     - Annual Incentive Bonus

     - Long-Term Incentives

BASE SALARY

     The Committee intends to compensate its executive officers, including the Chief Executive Officer, competitively within the industry. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other high technology companies, specifically reviewing companies comprising the S&P Computers (Hardware) Index as shown in the Performance Graph below. In addition, the Committee, together with the Board of Directors, will also subjectively evaluate the level of performance of each executive officer, including Mr. McNealy, in order to determine current and future appropriate base pay levels. In prior years, for the Chief Executive Officer, the Committee targeted the lower-end of the base salary range determined by its aforementioned competitive analysis, giving more significant emphasis to annual bonus and longer-term incentives for Mr. McNealy's total compensation package. In this regard, over the last three fiscal years, the Committee has tied a substantial portion of Mr. McNealy's compensation to his annual bonus. This focus has allowed the Committee to directly compensate Mr. McNealy for corporate performance, while ultimately paying Mr. McNealy competitively by industry standards. For fiscal year 1999, the Committee has determined to substantially change the composition of the Chief Executive Officer's total compensation package to weigh far more heavily toward bonus compensation tied to corporate performance and to give more emphasis to longer-term incentives such as option grants. See "Annual Incentive Bonus" below. With respect to the other corporate executive officers of the Company, the Committee has targeted the higher end of the industry competitive base salary range, linking a lesser (yet still significant) portion of these executives' total compensation to an annual bonus. See "Annual Incentive Bonus" below. The Committee also emphasizes longer-term compensation incentives for these executives as it believes that these longer-term incentives help motivate the executives to better achieve the Company's corporate performance goals, thereby more directly contributing to stockholder value.

ANNUAL INCENTIVE BONUS

     During fiscal 1998, the executive officers of the Company were eligible for a target annual incentive bonus, calculated by the Committee as a percentage of the officers' base salary, under the terms of the Company's Section 162(m) Executive Officer Performance-Based Bonus Plan (the "Section 162(m) Plan"). All corporate executive officers, other than Mr. McNealy, were eligible for a target bonus of 65% of their base salary. Mr. McNealy was eligible for a target bonus of 200% of his base salary. In January 1998, the Company reorganized its executive officers forming an Executive Committee consisting of Messrs. McNealy, Zander, Lehman and Raduchel. Mr. Zander was promoted to Chief Operating Officer of the Company, Mr. Lehman was promoted to Vice President, Corporate Resources and Chief Financial Officer and Mr. Raduchel was promoted to Chief Strategy Officer. In connection with the promotions of Messrs. Zander, Lehman and Raduchel, the Company set up an additional bonus pool for these individuals, supplemental to the bonuses paid under the Section 162(m) Plan. Pursuant to this supplemental bonus pool, Mr. Zander became eligible for an additional target bonus of 85% of his base salary, while each of Messrs. Lehman and Raduchel became eligible for an additional target bonus of 35% of his base salary. The performance criteria established for this supplemental bonus pool was substantially similar to the performance criteria established under the Section 162(m) Plan as described below. During the last fiscal year, bonuses awarded under the Section 162(m) Plan to the executive officers, including Mr. McNealy, were calculated based on the achievement by the Company of certain earnings per share ("EPS") and revenue goals and certain corporate performance goals based on business, operations and management objectives and, additionally, certain customer quality and satisfaction goals set by the Committee at the beginning of the fiscal year. The successful completion of these goals was measured objectively in accordance with a scoring system assigned to each goal by the Committee. The EPS and revenue targets, as well as the corporate performance goals and the customer quality and satisfaction goals are all based on confidential information and are competitively sensitive to the Company as they are derived from the Company's internal projections and business plan. At fiscal year end, the Committee calculated a bonus multiplier (the "Year-End Multiplier") based on a comparison of the Company's actual performance with respect to these corporate, quality, EPS and revenue measures against the relevant targets for fiscal 1998. This multiplier can range from zero to a maximum multiplier of two. At June 30, 1998, the Committee calculated a Year-End Multiplier applicable to executive officers (including the Chief Executive Officer) of .7134. Therefore, Mr. McNealy's annual bonus of $998,760 reflects his targeted bonus amount multiplied by the Year-End Multiplier. Elements of the Company's financial performance for the fiscal year ended 1998 that directly affected Mr. McNealy's bonus calculation (as well as the bonus calculation for the other officers) included revenue growth of 14% compared with the fiscal year ended 1997, and earnings per share of $2.30 for fiscal year 1998 compared with $1.89 for the previous fiscal year (exclusive of one time items reported for fiscal years 1997 and 1998).

LONG-TERM INCENTIVES

     OPTIONS AND RESTRICTED STOCK. The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options and, in rare cases, restricted stock. The Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option or restricted stock award. Other than stock options and restricted stock, as discussed below, the Committee made no other long-term performance awards during the last fiscal year. Long-term incentive awards are granted based on individual or corporate performance as determined subjectively by the Committee. The Committee considers grants of options to executive officers during each fiscal year.

     The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Mr. McNealy's option grants are also determined subjectively by the Committee.

     The Committee also makes restricted stock awards which can be similarly beneficial to executives as the value of the award increases with an increasing stock price. The use of restricted stock has been primarily limited within the last several fiscal years to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. During the last fiscal year, the Committee granted to Mr. Zander 25,000 shares of restricted stock at a purchase price of $0.00067 per share in connection with his promotion to Chief Operating Officer of the Company. For information regarding the valuation and vesting of this restricted stock award, see "Summary Compensation Table."

     DEFERRED COMPENSATION PLAN. In June 1995, the Committee approved another component of the Company's executive compensation program, the Non-Qualified Deferred Compensation Plan (the "Deferred Plan"). The Committee last amended the Deferred Plan on July 1, 1998. The Deferred Plan is a voluntary, non-tax qualified, deferred compensation plan available to Board of Director members, executive officers and other members of Company management, and enables such individuals to save for retirement by deferring a portion of their current compensation. Under the Deferred Plan, participants are entitled to defer compensation until termination of service with the Company or other specified dates. Participants may elect to have their deferred amounts credited with earnings based on various investment choices made available by the Committee for this purpose. Participants' dependents are also eligible to receive a pre-retirement death benefit. The purpose of this Deferred Plan is to encourage participants to remain in the service of the Company as benefits of the Deferred Plan increase over time.

DISCUSSION OF COMPENSATION IN EXCESS OF $1 MILLION PER YEAR

     The Committee has considered the implications of Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted under the Revenue Reconciliation Act of 1993. This Section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its Chief Executive Officer or any of its four other highest-paid officers. This Section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of Section 162(m).

     In order to qualify compensation derived by executive officers from stock options as performance-based compensation, as contemplated by the Internal Revenue Service, certain amendments to the 1990 Long-Term Equity Incentive Plan were submitted to and approved by the requisite stockholders at the Company's 1994 Annual Meeting of Stockholders.

     Additionally, with respect to other forms of compensation granted by this Committee to such executive officers, the Committee approved the Section 162(m) Performance-Based Executive Bonus Plan and submitted this Plan to stockholders for the purpose of qualifying bonus payments to executives under Section 162(m), thereby preserving the deductibility of such payments. Stockholder approval of this Plan was obtained at the Company's 1995 Annual Meeting of Stockholders. The Committee, however, reserves the right to award compensation to its executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

SUMMARY

     The Compensation Committee believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salaries and annual bonus and long-term incentives, as described in this report, serves the interests of the Company and the Company's stockholders.

L. JOHN DOERR
ROBERT J. FISHER
M. KENNETH OSHMAN

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index and the S&P Computers (Hardware) Index for the period commencing June 30, 1993 and ending on June 30, 1998. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG SUN MICROSYSTEMS, INC., THE S & P 500 INDEX
                    AND THE S & P COMPUTERS (HARDWARE) INDEX

                                                                                  S & P
                                           SUN                                  COMPUTERS
                                      MICROSYSTEMS          S & P 500          (HARDWARE)
6/93                                     100.00              100.00              100.00
6/94                                      69.62              101.41              107.21
6/95                                     163.71              127.84              178.05
6/96                                     397.47              161.09              199.92
6/97                                     502.53              216.99              305.20
6/98                                     586.50              282.43              428.61

---------------

* $100 invested on 6/30/93 in stock or index including reinvestment of dividends. Fiscal year endings shown above on June 30.

                                  PROPOSAL II
               AMENDMENT TO 1990 LONG-TERM EQUITY INCENTIVE PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1990 Long-Term Equity Incentive Plan ("1990 Incentive Plan") in order to increase the number of shares reserved for issuance thereunder by 18,000,000 shares of Common Stock to an aggregate of 119,400,000 shares. The 1990 Incentive Plan was adopted by the Board of Directors on October 16, 1990, approved by the stockholders on December 13, 1990 and a total of 39,600,000 shares were reserved for issuance thereunder. On November 2, 1994, the number of shares reserved for issuance under the 1990 Incentive Plan was increased to 53,000,000 shares at the 1994 Annual Meeting of Stockholders. On November 1, 1995, the number of shares reserved for issuance under the 1990 Incentive Plan was increased to 101,400,000 shares at the 1995 Annual Meeting of Stockholders.

     As of the Record Date, 22,363,675 shares of Common Stock were available for issuance under the 1990 Incentive Plan (exclusive of the increase in shares subject to stockholder approval at this Annual Meeting). Options to purchase 49,959,983 shares were outstanding and 27,592,042 shares of Common Stock had been issued upon the exercise of options granted under the 1990 Incentive Plan at an average exercise price per share of $23.11. Additionally, as of the Record Date, 1,484,300 restricted shares of Common Stock have been issued and sold ("Stock Purchase Rights"), at purchase prices of $0.00067 or $0.01 per share, of which 681,821 shares were subject to the Company's repurchase option.

     The 1990 Incentive Plan authorizes the Board of Directors, or its committee, to grant incentive and nonstatutory stock options as well as Stock Purchase Rights, stock appreciation rights (in connection with options) and long-term performance awards. The provisions of these options, rights and awards are outlined below. The 1990 Incentive Plan is structured to allow the Board of Directors or its committee broad discretion in creating employee equity incentives in order to assist the Company in attracting, retaining and motivating the best available talent for the successful conduct of its business. The Board of Directors believes the remaining shares under the 1990 Incentive Plan are insufficient to accomplish these purposes. Therefore, the Board is proposing the increase to the shares reserved under the 1990 Incentive Plan discussed herein.

SUMMARY OF THE 1990 INCENTIVE PLAN

     The essential features of the 1990 Incentive Plan are outlined below.

  Purpose

     The purpose of the 1990 Incentive Plan is to provide an additional incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business.

  Eligibility

     Officers, consultants and other employees of the Company and its subsidiaries and affiliates whom the Board deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the 1990 Incentive Plan. As of the Record Date, there were approximately 24,700 employees and 2,500 consultants eligible to receive awards under the 1990 Incentive Plan.

  Administration

     The 1990 Incentive Plan is administered by the Board of Directors or a committee appointed by the Board (for the purposes of this plan description, "Board" shall mean either the Board or a committee appointed by the Board). All questions of interpretation or application of the 1990 Incentive Plan are determined in the sole discretion of the Board or its committee, and its decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the 1990 Incentive Plan, but may not vote on any matter affecting the administration of the 1990 Incentive Plan or the grant of any option or other award pursuant to the 1990 Incentive Plan. No member of the Board who is eligible to participate in the 1990 Incentive Plan may be a member of the committee appointed to administer the 1990 Incentive Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1990 Incentive Plan, other than the Chairman of the Compensation Committee, who is entitled to receive $1,500 for each meeting of such committee that he or she attends. See "Election of Directors -- Director Compensation."

  Stock Options

     The 1990 Incentive Plan permits the granting of non-transferable stock options that either are intended to qualify as ISOs or are not intended to so qualify as NSOs.

     Except for NSOs granted by the Board under the Company's Special Reserve (as defined below), the option exercise price for each share covered by an option must be equal to or greater than the fair market value of a share of Common Stock on the date of grant of such option. However, a NSO granted by the Board to an employee in lieu of reasonable salary or compensation may be granted at an exercise price less than the fair market value of the Company's Common Stock on the date of grant (but no less than 85% of such fair market value). Provided, further, that in the case of an ISO, the price shall be in no event less than 100% of the fair market value of a share of Common Stock at the time such option is granted.

     In August 1995, the Board established a number of shares equal to 3% of the total number of shares reserved for issuance under the 1990 Incentive Plan at any one time (such number to include all increases approved by the stockholders subsequent to such date) which may be granted free of the specific restrictions referenced herein (the "Special Reserve"). Therefore, notwithstanding the paragraph above, the Board may grant NSOs at exercise prices less than the fair market value of the Company's Common Stock on the date of grant (without limitation) subject to the Company's Special Reserve.

     The term of each option will be fixed by the Board but may not exceed ten years from the date of grant in the case of ISOs. The Board will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board.

     The exercise price of options granted under the 1990 Incentive Plan, including applicable withholding, must be paid in full by cash, check, promissory note, Common Stock with a fair market value on the exercise date equal to the aggregate exercise price of the options or delivery of an irrevocable subscription agreement. The Board has authorized as payment the delivery of a properly executed exercise notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Board may also authorize payment by any combination of the foregoing methods.

     Under the 1990 Incentive Plan, in the event of termination of an optionee's employment or consultancy for any reason, including retirement, an option may thereafter be exercised (to the extent it was exercisable on the date of termination or as otherwise set forth in the terms of the option) within such time period as is determined by the Board (which shall be no more than 90 days in the case of an ISO), subject to the stated term of the option. If the Board has determined that an employee was discharged for just cause, such employee shall have no further rights under the 1990 Incentive Plan. If an optionee's employment or consultancy is terminated by reason of the optionee's death, the option will be exercisable for such period following death as is determined by the Board subject to the stated term of the option.

     The granting of stock options under the 1990 Incentive Plan by the Board is subjective and is dependent upon, among other things, an employee's individual performance. See "Participation in the 1990 Incentive Plan." Therefore, future option grants to executive officers or employees under the 1990 Incentive Plan are not determinable. The 1990 Incentive Plan does however limit the number of shares subject to an option that may be granted to any employee in any one fiscal year to 600,000 shares, except with respect to a newly hired employee who may also receive a one-time grant of up to 800,000 shares upon acceptance of employment with the Company.

  Stock Appreciation Rights

     The Board may also grant non-transferable Stock Appreciation Rights ("SARs") in conjunction with related options, entitling the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Board) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the related option for such shares. The exercise of a SAR will result in cancellation of the related option or, conversely the exercise of the related option will result in cancellation of the SAR. No SARs had been granted under the 1990 Incentive Plan as of the Record Date.

  Stock Purchase Rights

     The Board may grant participants Stock Purchase Rights to purchase stock either alone, in addition to, or in tandem with other awards under the 1990 Incentive Plan and/or cash awards made outside of the 1990 Incentive Plan (at a price of not more than $0.00067 per share, the par value of the Company's Common Stock, in the case of participants who are subject to Section 16(b) of the Exchange Act) for limited periods of up to 60 days under such terms, conditions and restrictions as the Board may apply. Other than Stock Purchase Rights granted under the Special Reserve, the stock so purchased will be subject to the Company's repurchase option exercisable upon the voluntary or involuntary termination of employment of the employee. The repurchase option applicable to shares of stock so granted (other than shares granted under the Special Reserve) shall lapse as to not more than 50% of the shares subject to the Stock Purchase Right on a date not earlier than 2 1/2 years from the date of grant and as to the remaining shares on a date not earlier than 5 years from the date of grant. Stock Purchase Rights granted from the Special Reserve shall be subject to such vesting restrictions as determined in the discretion of the Board.

     The granting of Stock Purchase Rights under the 1990 Incentive Plan by the Board is subjective and is tied to an employee's individual performance. Such rights are most commonly granted to new key employees and, less frequently, to executive officers to reward extraordinary performance or to aid in retention. See "Report of Compensation Committee of the Board on Executive Compensation." Therefore, future grants of Stock Purchase Rights to any employee under the 1990 Incentive Plan are not determinable.

  Long-Term Performance Awards

     The Board may also grant long-term performance awards under the 1990 Incentive Plan ("Long-Term Performance Awards") either alone or in tandem with other awards granted under the 1990 Incentive Plan and/or awards made outside of the 1990 Incentive Plan. Such awards are bonus awards that shall be payable in cash or Common Stock and shall be based on the Company, subsidiary and/or individual performance factors or upon such other criteria as the Board may deem appropriate. Performance factors may vary from participant to participant, group to group, and period to period.

     No Long-Term Performance Awards were granted to any employee during the last fiscal year.

  Deferrals Under the Plan

     The Board may also permit participants to elect to defer receipt of benefits under the 1990 Incentive Plan or make automatic deferrals. The Board may also provide and determine the amount of any deemed earnings for amounts deferred under the 1990 Incentive Plan.

  Adjustments for Stock Dividends, Mergers and Other Events

     The Board is authorized to make appropriate adjustments in connection with outstanding awards under the 1990 Incentive Plan to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Board in its discretion may provide for substitution or adjustment in, or may accelerate or adjust such awards.

  Amendment and Termination

     The Board may amend, alter or discontinue the 1990 Incentive Plan at any time, but such amendment, alteration or discontinuation shall not adversely affect any stock options, SARs, Stock Purchase Rights, or Long-Term Performance Awards then outstanding under the 1990 Incentive Plan, without the participant's consent. Subject to the specific terms of the 1990 Incentive Plan described above, the Board may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

     In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 422A of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any 1990 Incentive Plan amendment in such a manner and to such a degree as is required.

              CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1990 Incentive Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which an optionee may reside.

  Stock Options

     If an option granted under the 1990 Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to Section 16 of the Exchange Act. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

     All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted a NSO. However, upon the exercise of a NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to
Section 16 of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a NSO.

  Stock Appreciation Rights

     A recipient will not recognize any taxable income in connection with the grant of a SAR in connection with a stock option. On exercise of a SAR, the recipient will generally recognize ordinary income in the year of exercise in an amount equal to the difference between the exercise price (if any) of the SAR and the fair market value of the SAR (computed with reference to the Common Stock of the Company) at the time of exercise. If the recipient is an employee, such amount will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the SAR.

     If the recipient receives shares of Common Stock of the Company upon exercise of a SAR, the tax consequences on purchase and sale of such shares will be the same as those discussed above for NSOs.

  Stock Purchase Rights

     Stock Purchase Rights will generally be subject to the tax consequences discussed above for NSOs.

  Long-Term Performance Awards

     A recipient generally will not recognize any taxable income in connection with the grant of a Long-Term Performance Award. At the time the performance award vests (unless a Section 83(b) election is timely filed at the time of grant), the recipient will generally recognize ordinary income in an amount equal to the fair market value of the award (computed with reference to the Common Stock of the Company) at the time of vesting. The recipient will be subject to the tax consequences discussed above for NSOs. If the recipient is an employee, any amount included in income will be subject to withholding by the Company. As a general rule, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the Long-Term Performance Award included as ordinary income by the recipient.

  Capital Gains

     Capital gains are grouped and netted by holding periods. Net capital gains on assets held for twelve months or less is currently taxed at the individual's highest federal ordinary income tax rate. Net capital gains on assets held for more than 12 months is currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

  Participation in the 1990 Incentive Plan

     The grant of options, SARs, Stock Purchase Rights, stock bonus awards and Long-Term Performance Awards under the 1990 Incentive Plan to employees, including the executive officers named in the Summary Compensation Table (the "Named Officers"), is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards under the 1990 Incentive Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the 1990 Incentive Plan. No SARs, stock bonus awards or Long-Term Performance Awards were granted during the last fiscal year. Of the Named Officers, only Mr. Zander was granted Stock Purchase Rights during the last fiscal year and he received 25,000 shares of restricted stock at an exercise price of $0.00067 per share. During the last fiscal year, all current executive officers as a group were granted Stock Purchase Rights under the 1990 Incentive Plan to purchase an aggregate of 34,800 shares of Common Stock at $0.00067 or $0.01 per share and all other employees as a group were granted Stock Purchase Rights under the 1990 Incentive Plan to purchase an aggregate of 20,300 shares of Common Stock at $0.01 per share. The following table sets forth information with respect to the grant of options to the Named Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                             AMENDED PLAN BENEFITS
                              1990 INCENTIVE PLAN

                                                      SECURITIES UNDERLYING    AVERAGE WEIGHTED EXERCISE
                 NAME OF INDIVIDUAL                    OPTIONS GRANTED(#)       PRICE PER SHARE($/SH.)
                 ------------------                   ---------------------    -------------------------
Scott G. McNealy....................................          400,000                   $43.63
  Chairman of the Board, President
     and Chief Executive Officer
Lawrence W. Hambly..................................           60,000                    43.63
  President, Enterprise Services
Michael E. Lehman...................................          100,000                    40.81
  Vice President, Corporate Resources
     and Chief Financial Officer
William J. Raduchel.................................           75,000                    40.81
  Chief Strategy Officer
Edward J. Zander....................................          200,000                    40.81
  Chief Operating Officer
All current executive officers as a group...........        1,646,000                    41.60
All other employees as a group......................       11,353,362                    39.33

REQUIRED VOTE AND RECOMMENDATION

     The amendment to the 1990 Incentive Plan, as described above, requires the affirmative vote of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting under Delaware Law ("Votes Cast"). Votes that are cast against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal II. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

     MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN.

                                  PROPOSAL III

               AMENDMENT TO THE 1988 DIRECTORS' STOCK OPTION PLAN

GENERAL

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1988 Directors' Stock Option Plan (the "Directors' Option Plan") in order to decrease the number of shares subject to the one-time automatic nonemployee director grant (granted on the date of the initial appointment of a director who is not affiliated with an entity having an equity investment in the Company) from 80,000 shares to 30,000 shares. The Directors' Option Plan provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company.

     The Directors' Option Plan was approved by the Board of Directors in January 1988, approved by the stockholders in October 1988 and a total of 800,000 shares were reserved for issuance thereunder. An increase in the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares to an aggregate of 1,600,000 shares was approved at the Annual Meeting of Stockholders held on October 27, 1993. In addition, at the 1997 Annual Meeting of Stockholders on November 12, 1997, the stockholders approved a further increase in the number of shares reserved for issuance under the Directors' Option Plan by 600,000 shares to a total of 2,200,000 shares. As of the Record Date, there were 930,000 shares remaining available for issuance under the Directors' Option Plan. At the Annual Meeting, the stockholders are being asked to approve an amendment to the Directors' Option Plan in order to decrease the number of shares subject to the one-time automatic nonemployee director grant (granted on the date of the initial appointment of a director who is not affiliated with an entity having an equity investment in the Company) from 80,000 shares to 30,000 shares.

     During the last fiscal year, each of the nonemployee directors of the Company was granted an option to purchase 20,000 shares of the Company's Common Stock, at an exercise price of $31.75 per share. During the last fiscal year Messrs. Doerr, Long, Oshman, and Spence exercised options to purchase an aggregate of 122,730 shares of the Company's Common Stock at exercise prices ranging from $6.1562 to $8.5937 per share, for an aggregate net realized gain of $3,862,049 based on the closing price of the Company's Common Stock on the date of exercise as reported on the Nasdaq National Market.

SUMMARY OF DIRECTORS' OPTION PLAN

     The essential features of the Directors' Option Plan are outlined below.

  Purpose

     The purpose of the Directors' Option Plan is to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the nonemployee directors and to encourage their continued service on the Board of Directors.

  Administration

     The Directors' Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it is provided by the Board of Directors of the Company. The interpretation and construction of any provision of the Directors' Option Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Directors' Option Plan.

  Eligibility

     The Director's Option Plan provides for the automatic grant of nonstatutory stock options to nonemployee directors of the Company. Each nonemployee director who is a partner, officer or director of an entity having an equity investment in the Company (or who was so affiliated with such an entity at the time of his or her initial appointment or election to the Board of Directors), shall be automatically granted an option to purchase 20,000 shares on the date on which such person first becomes a director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. Upon approval of this Proposal III by the stockholders at the 1998 Annual Meeting, each nonemployee director who is not, on the date of his or her initial appointment or election to the Board of Directors, affiliated with an investment entity as described above, shall automatically be granted an option to purchase 30,000 shares on the date on which such person first becomes a director. Thereafter, on the date of and immediately following each Annual Meeting of Stockholders at which such nonemployee director is re-elected, each nonemployee director shall be granted an option to purchase 20,000 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six (6) months. The Directors' Option Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one nonemployee director but does provide for the number of shares which may be included in any grant and the method of making a grant.

  Terms of Options

     Options granted under the Directors' Option Plan have a term of five (5) years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. Options become exercisable cumulatively to the extent of twenty-five percent (25%) of the shares subject to the option on each of the first four anniversaries of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of the Company's Common Stock or a combination thereof.

          (b) Option Price. The option price under the Directors' Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who, immediately before the grant of such option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or its parents or subsidiaries, the per share exercise price for the shares to be issued pursuant to the exercise of such option shall be at least one hundred ten percent (110%) of the fair market value per share on the date of grant of the option.

          (c) Termination of Status as a Director. The Directors' Option Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within ninety (90) days after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination. Notwithstanding the foregoing, in no event may an option be exercised after its five (5) year term has expired.

          (d) Death. If an optionee should die while serving as a director of the Company, the option may be exercised at any time within six (6) months after death but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for six (6) months after death. If an optionee should die within one (1) month after ceasing to serve as a director of the Company, the option may be exercised within six (6) months after death to the extent the option was exercisable on the date of such termination. Notwithstanding the foregoing, in no event may an option be exercised after its five (5) year term has expired.

          (e) Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of total and permanent disability, the option may be exercised at any time within six (6) months after the date of termination, but only to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may an option be exercised after its five (5) year term has expired.

          (f) Suspension or Termination of Options. No option is exercisable by any person after the expiration of five (5) years from the date the option was granted. If the Chief Executive Officer or his designee reasonably believes that an optionee has committed an act of misconduct, the Chief Executive Officer may suspend the optionee's right to exercise any option pending a determination by the Board of Directors (excluding the director accused of such misconduct). If the Board of Directors (excluding the director accused of such misconduct) determines an optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the director accused of such misconduct) shall act fairly and shall give the optionee an opportunity to appear and present evidence on the optionee's behalf at a hearing before a committee of the Board of Directors.

          (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          (h) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Option Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CHANGE IN CONTROL

     In the event any change, such as a stock split, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of a stock dividend, each optionee shall be entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had he or she been, on the record date for such dividend, the holder of record of the shares purchasable upon such exercise. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate unless otherwise provided by the Board of Directors. In the event of the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation, outstanding options shall be assumed or an equivalent option substituted by such successor corporation. In the event the successor corporation refuses to assume the option or to substitute an equivalent option, the Board of Directors shall, in lieu thereof, provide for the full acceleration of the exercisability of shares subject to option under the Directors' Option Plan.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may amend the Directors' Option Plan at any time or from time to time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to be granted options, materially increases the benefits which may accrue to participants under the Plan or changes the number of shares subject to the options to be granted in accordance with the terms of the Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Directors' Option Plan without the consent of the optionee. In any event, the Directors' Option Plan currently provides for termination on December 31, 2008.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Option Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

     Options granted under the Directors' Option Plan are nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. The Company will receive a tax deduction equal in amount to the ordinary income recognized by optionees as described above. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Capital gains are grouped and netted by holding periods. Net capital gains on assets held for twelve months or less is currently taxed at the individual's highest federal ordinary income tax rate. Net capital gains on assets held for more than 12 months is currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

VOTE REQUIRED

     The amendments to the Directors' Option Plan require the affirmative vote of the holders of not less than a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting under Delaware Law ("Votes Cast"). Votes that are cast against the proposal will be counted only for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. An abstention will have the same effect as a vote against this Proposal III. A broker non-vote will be counted for purposes of determining whether a quorum is present, but will not be counted as a Vote Cast.

     MANAGEMENT RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1988 DIRECTORS' STOCK OPTION PLAN.

                 NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements for the fiscal year ending June 30, 1999. Ernst & Young LLP has served as the Company's independent auditors since 1982. Notwithstanding the selection, the Board of Directors, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS
Dated: October 2, 1998

                             SUN MICROSYSTEMS, INC.

                      1990 LONG-TERM EQUITY INCENTIVE PLAN

                 (LAST AMENDED EFFECTIVE AS OF AUGUST 12, 1998)

       1. Purpose of the Plan. The purpose of the Sun Microsystems, Inc. 1990 Long-Term Equity Incentive Plan is to enable Sun Microsystems, Inc. to provide an incentive to eligible employees, consultants and Officers whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

       2. Definitions. As used herein, the following definitions shall apply:

           (a) "Board" means the Board of Directors of the Company.

           (b) "Code" means the Internal Revenue Code of 1986, as amended.

           (c) "Committee" means the Committee or Committees referred to in
Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

           (d) "Common Stock" means the Common Stock, $0.00067 par value (as adjusted from time to time), of the Company.

           (e) "Company" means Sun Microsystems, Inc., a corporation organized under the laws of the state of Delaware, or any successor corporation.

           (f) "Director" means a member of the Board.

           (g) "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

           (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) the last reported sale price of the Common Stock of the Company on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

               (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

               (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

               (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined by the Board in its discretion.

           (j) "Incentive Stock Option" means an Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

           (k) "Long-Term Performance Award" means an award under Section 10 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-Term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

           (l) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

           (m) "Officer" means an officer of the Company within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (n) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 below.

           (o) "Plan" means this 1990 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

           (p) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 9 below.

           (q) "Right" means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

           (r) "Special Reserve" means a number of shares reserved and available for issuance under the terms of the Plan equal to 3% of the total shares reserved under the Plan as determined by and set forth under Section 4 below as such section may be amended from time to time in accordance with the terms of this Plan.

           (s) "Stock Appreciation Right" means an award made pursuant to
Section 8 below, which right permits the recipient to receive an amount of Common Stock or cash equal in value to the difference between the Fair Market Value of Common Stock on the date of grant of the Option and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

           (t) "Stock Purchase Right" means the right to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the purchaser under Section 9 below.

           (u) "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

           In addition, the term "Rule 16b-3", and the term "Performance Period" shall have the meanings set forth in Section 5(a), and Section 10, respectively.

       3. Eligible Participants. Any Officer, consultant, or other employee of the Company or of a Subsidiary whom the Committee deems to have the potential to contribute to the future success of the Company shall be eligible to receive awards under the Plan; provided, however, that any

Options intended to qualify as Incentive Stock Options shall be granted only to employees of the Company or its Subsidiaries.

       4. Stock Subject to the Plan. Subject to Sections 11 and 12, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 119,400,000 shares. The shares may be authorized, but unissued, or reacquired Common Stock. Subject to Sections 11 and 12 below, if any shares of Common Stock that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Right, Option or Long-Term Performance Award granted hereunder is forfeited or any such award otherwise terminates prior to the issuance to the participant of Common Stock, the shares (if any) that were reserved for issuance pursuant to such Right, Option or Long-Term Performance Award shall again be available for distribution in connection with future awards or Option grants under the Plan; provided, however, that shares of Common Stock that have actually been issued under the Plan, whether upon exercise of an Option or Right or in satisfaction of a Long-Term Performance Award, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

       5. Administration.

           (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of service providers.

               (ii) Section 162(m). To the extent that a Committee determines it to be desirable to qualify awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board, or (B) a Committee, which committee shall be constituted to satisfy applicable securities laws, Delaware corporate law and the Code.

           (b) Authority. A Committee, if there be one, shall have full power to implement and carry out the Plan, subject to the general purposes, terms, and conditions of the Plan and to the direction of the Board (including the specific duties delegated by the Board to such Committee), which power shall include, but not be limited to, the following:

               (i) to select the Officers, consultants and other employees of the Company and/or its Subsidiaries to whom Options, Rights and/or Long-Term Performance Awards may from time to time be granted hereunder;

               (ii) to determine whether and to what extent Options, Rights and/or Long-Term Performance Awards, or any combination thereof, are granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

               (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 7(j) instead of Common Stock;

               (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option or Right granted under the Plan;

               (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

               (ix) to reduce the exercise price of any Option or Right;

               (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights; and

               (xi) to allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise of an award that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a participant to have shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable and shall be subject to the consent or disapproval of the Committee.

           The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

       6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than October 15, 2000, 10 years from the date the Plan was adopted by the Board.

       7. Stock Options. The Committee, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

          (a) Exercise Price; Number of Shares. The exercise price of the Option, which shall be approved by the Committee, must be equal to or greater than the Fair Market Value of the Common Stock at the time the Option is granted; provided, however, that in the case of a

Nonstatutory Stock Option, the price may be less than (but no less than 85%) of the Fair Market Value of the Common Stock on the date the Option is granted, if such Option is granted, in the discretion of the Board or Committee, as the case may be, expressly in lieu of a reasonable amount of salary or compensation due the recipient of the Option. In addition, Nonstatutory Stock Options may be granted at an exercise price less than Fair Market Value of the Common Stock at the time the Option is granted, provided that such grant is out of and subject to the limitations of the Special Reserve and, provided further, that in the case of an individual subject to Section 16 of the Exchange Act, the exercise price shall be no less than 50% of the Fair Market Value of the Common Stock on the date the Option is granted.

           The Option agreement shall specify the exercise price and the number of shares of Common Stock to which it pertains.

           (b) Waiting Period; Exercise Dates; Term. At the time an Option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the Option may first be purchased. The Committee may specify that an Option may not be exercised until the completion of the waiting period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Committee shall fix the period within which such Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than 10 years from the date of grant.

           (c) Form of Payment. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) certified or cashier's check, (iii) promissory note, (iv) other shares of Common Stock (including, in the discretion of the Committee, Restricted Stock) which (x) either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement or (vii) any combination of the foregoing methods of payment.

           (d) Effect of Termination of Employment, Retirement or Death of Employee Participants. In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary for any reason, including retirement, any Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment, shall expire within such time period as is determined by the Committee; provided, however, that in the case of an Incentive Stock Option the Option shall expire unless exercised within a period of 90 days from the date on which the optionee ceased to be an employee, but in no event after the expiration of the term of such Option as set forth in the Option agreement. Notwithstanding the foregoing, in the case of an optionee who is not in a job classification of director-level or above and who ceases to serve as an employee of the Company or any Subsidiary by reason of retirement (as defined below), then any Option held by such optionee shall remain outstanding and shall be exercisable as though the optionee had remained an employee for twelve (12) months after the date of retirement, but in no event shall the Option remain outstanding and exerciseable after the expiration of the term of the Option as set forth in the Option agreement. Subject to earlier termination, such optionee may, but only within ninety (90) days after the end of such twelve (12) month period, exercise his or her Option to the extent that he or she was entitled to exercise it at the end of such twelve (12) month period. To the extent that he or she was not entitled to exercise the Option at the end of such twelve (12) month period, or if he or she does not exercise the Option within the time specified herein, the Option shall terminate. The term "retirement" shall mean the Optionee's voluntary resignation from the Company (i) at or after attaining age sixty-five
(65), (ii) at or after attaining age sixty (60) with five (5) or more years of service with the Company, or (iii) at or after attaining age fifty-five (55) with ten (10) or more years of service with the Company. If in any case the Committee shall determine that an employee shall have been discharged for Just Cause (as defined below) such employee shall not thereafter have any rights under the Plan or any Option that shall have been granted to him or her under the Plan. For purposes of this Section, "Just Cause" means the termination of employment of an employee shall have taken place as a result of (i) willful breach or neglect of duty; (ii) failure or refusal to work or to comply with the Company's rules, policies, and practices; (iii) dishonesty; (iv) insubordination; (v) being under the influence of drugs (except to the extent medically prescribed) or alcohol while on duty or on Company premises; (vi) conduct endangering, or likely to endanger, the health or safety of another employee; or (vii) conviction of a felony. In the event of the death of an employee optionee, that portion of the Option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement.) In the event of the death of an optionee within one month after termination of employment or service, that portion of the Option which had become exercisable on the date of termination shall be exercisable by his or her personal representatives, heirs, or legatees within six months or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option agreement). In the event that an optionee ceases to be an employee of the Company or of any Subsidiary for any reason, including death or retirement, prior to the lapse of the waiting period, if any, his or her Option shall terminate and be null and void to the extent unvested.

           (e) Leave of Absence. The employment relationship shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days (or not more than 30 days for unpaid leave), unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (iv) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or its successor. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option agreement.

           (f) Acceleration of Exercisability or Waiting Period. The Committee may accelerate the earliest date on which outstanding Options (or any installments thereof) are exercisable.

           (g) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Options designated as Incentive Stock Options become exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted and (ii) the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.

                (ii) 10% Stockholder. If any person to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                     (A) The exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant; and

                     (B) The Option shall not have a term in excess of five years from the date of grant.

           Except as modified by the preceding provisions of this Subsection 7(g) and except as otherwise required by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

           (h) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

           (i) Options to Consultants. Options granted to consultants shall not be subject to Sections 7(b) and 7(d) of the Plan, but shall have such terms and conditions pertaining to waiting period (if any), exercise date, and effect of termination of the consulting relationship as the Committee shall determine in each case.

           (j) Buyout Provisions. The Committee may at any time offer to buy out, for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made. Any such offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3. This provision is intended only to clarify the powers of the Committee and shall not in any way be deemed to create any rights on the part of optionees to receive buyout offers or payments.

           (k) Limitations on Grants to Employees. Notwithstanding anything to the contrary herein, the following limitations shall apply to grants of Options:

               (i) No eligible participant shall be granted, in any fiscal year of the Company, Options to purchase more than 600,000 shares.

               (ii) In connection with his or her initial employment, an eligible participant may be granted Options to purchase up to an additional 800,000 shares which shall not count against the limit set forth in subsection
(i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

               (iv) If an Option is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in this paragraph k. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

       8. Stock Appreciation Rights. Stock Appreciation Rights may be granted only in connection with an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to such Stock Appreciation Rights.

          (a) Exercise of Right. The Stock Appreciation Right shall entitle the optionee to exercise the Right by surrendering to the Company unexercised a portion of the underlying Option as to which Optionee has a right to exercise. The Optionee shall receive in exchange from the Company an amount in cash or Common Stock equal in value to the excess of (x) the Fair Market Value on the date of exercise of the Right of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option, as determined in accordance with Section 7(a) above. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right; provided, however, that such limit shall not restrict the exercisability of the underlying Option.

          (b) Option Cancelled. When a Stock Appreciation Right is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable.

          (c) Exercisability Requirement. A Stock Appreciation Right shall be exercisable only when and to the extent that the underlying Option is exercisable and shall expire no later than the date on which the underlying Option expires.

          (d) In-the-Money Requirement. A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Common Stock covered by the underlying Option exceeds the exercise price of the Common Stock covered by the underlying Option.

          (e) Incentive Stock Option Requirements. In the event that a Stock Appreciation Right is granted that relates to an Incentive Stock Option, such Right shall contain such additional or different terms as may be necessary under applicable regulations to preserve treatment of the Incentive Stock Option as such under Section 422 of the Code.

          (f) Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee), and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee in its sole discretion may determine. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

       9. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, which price in the case of individuals subject to Section 16 of the Exchange Act shall not be more than $0.00067 per share (the par value of the Company's Common Stock, as adjusted from time to time, and the minimum price permitted by the Delaware General Corporation Law), and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Committee. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) Repurchase Option. The Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse as to not more than 50% of such shares at a date not earlier than 2-1/2 years from the date of grant of the Restricted Stock and as to the remaining shares at a date not earlier than 5 years from the date of grant of the Restricted Stock. The Committee shall exercise its repurchase option in accordance with the above. Notwithstanding the foregoing, with respect to Restricted Stock granted out of and subject to the restrictions of the Special Reserve, the Committee may in its discretion exercise its repurchase option and such repurchase option shall lapse as to such shares at such a rate as the Committee may, in its discretion, determine.

          (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

       10. Long-Term Performance Awards.

           (a) Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone, in addition to or in tandem with other awards granted under the Plan and/or awards made outside of the Plan. Long-Term Performance Awards shall not require payment by the recipient of any consideration for the Long-Term Performance Award or for the shares of Common Stock covered by such award. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award and shall determine the performance and/or employment factors to be used in the determination of the value of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Shares issued pursuant to a Long-Term Performance Award may be made subject to various conditions, including vesting or forfeiture provisions. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a written Long-Term Performance Award agreement.

           (b) Value of Awards. At the beginning of each Performance Period, the Committee may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values and/or numbers of shares of Common Stock to be issued to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or numbers of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

           (c) Adjustment of Awards. Notwithstanding the provisions of Section 19 hereof, the Committee may, after the grant of Long-Term Performance Awards, adjust the performance factors applicable to such Long-Term Performance Awards to take into account changes in the law or in accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

           (d) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may in its discretion provide for an earlier payment in settlement of such award, which payment may be in such amount and under such terms and conditions as the Committee deems appropriate.

           Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a participant terminates employment or his or her consultancy during a Performance Period for any reason other than death or Disability, then such a participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine in its discretion.

           (e) Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis (with such interest or earnings equivalent as may be determined by the Committee). Payment shall be made in the form of cash or whole shares of Common Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

           (f) Reservation of Shares. In the event that the Committee grants a Long-Term Performance Award that is payable in cash or Common Stock, the Committee may (but need not) reserve an appropriate number of shares of Common Stock under the Plan at the time of grant of the Long-Term Performance Award. If and to the extent that the full amount reserved is not actually paid in Common Stock, the shares of Common Stock representing the portion of the reserve for that Long-Term Performance Award that is not actually issued in satisfaction of such Long-Term Performance Award shall again become available for award under the Plan. If shares of Common Stock are not reserved by the Committee at the time of grant, then (i) no shares shall be deducted from the number of shares available for grant under the Plan at that time and (ii) at the time of payment of the Long-Term Performance Award, only the number of shares actually issued to the participant shall be so deducted. If there are not a sufficient number of shares available under the

Plan for issuance to a participant at the time of payment of a Long-Term Performance Award, any shortfall shall be paid by the Company in cash.

       11. Recapitalization. In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option, Right or Long-Term Performance Award theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

       12. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of separation, reorganization, or liquidation of the Company, the Committee, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options, Rights or Long-Term Performance Awards either (a) make appropriate provision for the protection of any such outstanding Options, Rights or Long-Term Performance Awards by the assumption or substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided that in the case of Incentive Stock Options, such assumption or substitution comply with Section 424(a) of the Code, or (b) upon written notice to the participant, provide that the Option or Right must be exercised within 30 days of the date of such notice or it will be terminated. In any such case, the Committee may, in its discretion, advance the lapse of vesting periods, waiting periods, and exercise dates.

       13. Employment or Consulting Relationship. Nothing in the Plan or any award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any recipient's employment or consulting relationship at any time, with or without cause, nor confer upon any recipient any right to continue in the employ or service of the Company or any Subsidiary.

       14. General Restriction. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, quotation, registration, or qualification of the shares subject to such award upon any securities exchange or quotation system or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of shares thereunder, such award may not be exercised in whole or in part unless such listing, quotation, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

       15. Rights as a Stockholder. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any shares covered by such Option, Right or Long-Term Performance Award until the date of exercise. Once an Option, Right or Long-Term Performance Award is exercised by the holder thereof, the participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       16. Nonassignability of Awards. No awards made hereunder, including Options, Rights and Long-Term Performance Awards, shall be assignable or transferable by the recipient other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and in no event shall such awards be assigned or transferred in a manner that is inconsistent with the specific Plan provisions relating thereto. The designation of a beneficiary by a participant does not constitute a transfer. During the life of the recipient, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her or by a transferee permitted by this Section 16.

       17. Withholding Taxes. Whenever, under the Plan, shares are to be issued in satisfaction of Options, Rights or Long-Term Performance Awards granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made to participants in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

       18. Nonexclusivity of the Plan. Neither the adoption or amendment of the Plan by the Board, the submission of the Plan or any amendments thereto to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board or the Committee to adopt and implement such additional compensation arrangements as it may deem desirable, including, without limitation, the awarding of cash or the granting of stock options, stock appreciation rights, stock purchase rights or long-term performance awards outside of the Plan, and such arrangements may be either generally applicable to a class of employees or consultants or applicable only in specified cases.

       19. Amendment, Suspension, or Termination of the Plan. The Board may at any time amend, alter, suspend, or terminate the Plan, but no amendment, alteration, suspension, or termination shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other Applicable Law), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by such Applicable Law.

       20. Effective Date of the Plan. The Plan shall become effective upon approval of the Board and shall be subject to stockholder approval within 12 months of adoption by the Board. Options, Rights and Long-Term Performance Awards may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.

                             SUN MICROSYSTEMS, INC.

                        1988 DIRECTORS' STOCK OPTION PLAN

                            (AMENDED AUGUST 12, 1998)

      1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for services as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      2. Definitions. As used herein, the following definitions shall apply:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Common Stock" shall mean the Common Stock of the Company.

         (c) "Company" shall mean Sun Microsystems, Inc., a Delaware corporation.

         (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

         (e) "Director" shall mean a member of the Board.

         (f) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "Option" shall mean a stock option granted pursuant to the Plan.

         (i) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (j) "Optionee" shall mean an Outside Director who receives an Option.

         (k) "Outside Director" shall mean a Director who is not an Employee.

         (1) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

         (m) "Plan" shall mean this l988 Directors' Stock Option Plan.

         (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (o) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986.

      3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or required Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, shall become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

      4. Administration of and Grants of Options under the Plan.

         (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

         (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

             (ii) Each Outside Director who is a partner, officer or director of an entity having an equity investment in the Company (or who was so affiliated with such an entity at the time of his or her initial appointment or election to the Board) shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") upon the effective date of the Plan, as determined in accordance with Section 6 hereof, or the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no Option shall be issued under the Plan or become exercisable until shareholder approval of the Plan has been obtained. Each Outside Director who is not, on the date of his or her initial appointment or election to the Board, affiliated with an investment entity as described above, shall automatically be granted a First Option of 30,000 Shares, subject to the above provision.

             (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 20,000 Shares (a "Subsequent Option") on the date of and immediately following each Annual Meeting of Shareholders of the Company at which such non-employee director is re-elected, if on such date, he shall have served on the Board for at least six (6) months.

             (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

             (v) The terms of an Option granted hereunder shall be as follows:

                 (A) The term of the Option shall be five (5) years.

                 (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                 (C) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

                 (D) The Option shall become exercisable in installments cumulatively as to twenty-five percent (25%) of the Shares subject to the Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

         (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to exercise on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (d) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         (e) Suspension or Termination of Option. If the Chief Executive Officer or his designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or committee of the Board.

      5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until December 31, 2008 unless sooner terminated under Section 13 of the Plan.

      7. Term of Option. The term of each Option shall be five (5) years from the date of grant thereof.

      8. Exercise Price and Consideration.

         (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option. In the case of an Option granted to an Optionee who, immediately before the grant of such Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or its parents or subsidiaries, the per Share exercise price for the Shares to be issued pursuant to exercise of such Option shall be at least 110% of the fair market value per Share on the date of grant of the Option.

         (b) Fair Market Value. The fair market value shall be the closing price of the Common Stock on the date of grant, as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or, in the event the Common Stock is traded on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option.

         (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

      9. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

             An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

         (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within ninety (90) days after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extend that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d) Death of Optionee. In the event of the death of an Optionee:

             (i) During the term of the Option, Optionee who is, at the time of his death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

             (ii) Within one (1) month after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its five (5) year term has expired.

      10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

      11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, in which case, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the termination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule l6b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company of Plan amendments to the extent and in the manner required by such law or regulation.

              Notwithstanding the foregoing, the provisions set forth in Sections 2(k), 4(b), 5, 7 and 8(a) of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

              (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

              (ii) any change in the designation of the class of persons eligible to be granted Options; or

              (iii) any material increase in the benefits accruing to participants under the Plan; or

              (iv) any change in the number of shares subject to Options to be granted hereunder or in the terms thereof as set forth in Section 4(b) hereof.

         (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             SUN MICROSYSTEMS, INC.

                      1998 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Sun Microsystems, Inc. (the "Company"), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 2, 1998, and hereby appoints Scott G. McNealy and Michael H. Morris or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Company's 1998 Annual Meeting of Stockholders ("Annual Meeting") to be held on Wednesday, November 11, 1998, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The Annual Meeting will begin promptly at 10:00 a.m. (registration will begin at 9:00 a.m.), local time, at the Company's Menlo Park offices at 10 Network Circle (Building 10), Willow Road at Bayfront Expressway, Menlo Park, California.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, THE AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN, THE AMENDMENT TO THE 1988 DIRECTORS' STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1.  ELECTION OF DIRECTORS:

NOMINEES: Scott G. McNealy; L. John Doerr; Judith L. Estrin; Robert J. Fisher; Robert L. Long; M. Kenneth Oshman; A. Michael Spence;

FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

[ ]
   -----------------------------------
For all nominees except as noted above

2.  AMENDMENT TO THE 1990 LONG-TERM EQUITY INCENTIVE PLAN:

Proposal to approve an amendment to the 1990 Long-Term Equity Incentive Plan in order to increase the number of shares of Common Stock reserved for issuance thereunder by 18,000,000 shares, from 101,400,000 shares to 119,400,000 shares;

FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

3.  AMENDMENT TO THE 1988 DIRECTORS' STOCK OPTION PLAN:

Proposal to approve an amendment to the 1988 Directors' Stock Option Plan in order to decrease the number of shares of Common Stock subject to the one-time automatic nonemployee director grant (granted on the date of the initial appointment of a director who is not affiliated with an entity having an equity investment in the Company) from 80,000 shares to 30,000 shares;

FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

and, in their discretion, upon such other matter or matters which may properly come before the Annual Meeting and any adjournment(s) thereof.

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.                              [ ]



Signature:                                             Date:
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Signature:                                             Date:
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